UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to §240.14a-12

ODYSSEY HEALTHCARE, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration statement no.:

(3)	Filing Party:

(4)	Date Filed:

This Q&A summary was delivered to employees of Odyssey HealthCare, Inc. (“Odyssey”) by e-mail by Brenda Belger, Senior Vice President, Human Resources, of Odyssey:
SUPPORT CENTER FAQ’S
6/4/10
Will I be able to collect unemployment benefits? When can I apply for payment?
You can apply for unemployment benefits after your termination of employment.
How will my severance pay impact my ability to collect unemployment?
Employees receiving severance pay are not disqualified from collecting unemployment benefits. Under the Texas Payday Law, severance pay is considered additional pay for an employee’s past work that is given at the end of the employee’s employment, and is usually, but not always, based upon a set formula such as position or length or prior service.
For more information about unemployment in Texas can be found at:
http://www.twc.state.tx.us
Employees Hotline: 802-832-2829
Press #3 for information about the closest Texas Workforce Commission location nearest you.

5/28/10
Will I be paid my PTO?
You will be paid PTO when you use accrued, unused PTO time while you are employed with Odyssey HealthCare, Inc.
If your employment with Odyssey HealthCare, Inc. ends you will be paid for any accrued and unused PTO which will be paid following your termination.
Will my benefits be covered during the severance period? When will benefits end?
Medical, dental and vision coverage will end on the last day of the month in which your employment ends. All other insurance (life, disability and FSA) will end on your last day of employment.

Is it 12 months from the effective date of 5/25/10 or from the date of closing? (reference Severance Agreement)
5/25/10 is the date you were notified that you became eligible to participate in the Odyssey HealthCare, Inc. Change of Control Severance Plan. Section 1 (e) of this Plan explains that the twelve-month “Change of Control Protection Period” begins following the date that the change of control occurs. We anticipate that the transaction will occur sometime during the third quarter.
In Section 3 (b) of the Change of control Severance Plan, it states “If participant...is...terminated...for circumstances other than...discharge for Cause...” What is Cause?
Cause is defined in Section 1 (c) on page 1 of the Odyssey HealthCare, Inc. Change of Control Severance Plan.
1 (c) “Cause” means the occurrence of one or more of the following events:
          (i) any act or omission to act by the Participant which would reasonably be likely to have a material adverse effect on the business of the Company;
          (ii) the Participant’s conviction (including any pleas of guilty or nolo contendere) of any felony or any other crime (other than ordinary traffic violations);
          (iii) the Participant’s material misconduct or willful and deliberate non-performance of his or her duties (other than as a result of disability);
          (iv) the Participant’s theft, embezzlement, dishonesty or fraud with respect to the Company;
          (v) the Participant’s exclusion or suspension from participation in the Medicare or Medicaid program; or
          (vi) the Participant’s improper use or disclosure of the Company’s confidential or proprietary business information.
Additional Information
Odyssey intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the acquisition. The definitive proxy statement will be sent or given to the stockholders of Odyssey. Before making any voting or investment decision with respect to the acquisition, investors and stockholders of Odyssey are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the acquisition. The proxy statement and other relevant materials (when they become available), and any other documents filed by Odyssey with the SEC, may be obtained free of charge from Odyssey by directing a request to Odyssey’s Investor Relations Department at toll free phone number 888-922-9711, email address InvestorRelations@odsyhealth.com or through the Company Web site www.odsyhealth.com under “Investor Relations— InfoRequest.”
Participants in the Solicitation
Odyssey and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Odyssey stockholders in connection with the merger. Information about Odyssey’s directors and executive officers is set forth in Odyssey’s proxy statement on Schedule 14A filed with the SEC on April 5, 2010 and Odyssey’s Annual Report on Form 10-K filed on March 10, 2010. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that Odyssey intends to file with the SEC.

Forward-looking Statements
     Certain statements contained in this filing are forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements are based on management’s current expectations and are subject to known and unknown risks, uncertainties and assumptions which may cause the forward-looking events and circumstances discussed in this filing to differ materially from those anticipated or implied by the forward-looking statements. Such risks, uncertainties and assumptions include, but are not limited to, the ability to obtain regulatory approval for the transaction; the expected timing of the completion of the transaction; management plans regarding the transaction; the inability to complete the transaction due to the failure to satisfy the conditions required to complete the transaction; the risk that the businesses of Odyssey and Gentiva will not be integrated successfully, or will take longer than anticipated; the risk that expected cost savings from the transaction will not be achieved or unexpected costs will be incurred; any statements of the plan, strategies and objectives of management for future operations; the risk that employee, referral source and patient retention goals will not be met and that disruptions from the transaction will harm relationships with employees, referral sources, patients and suppliers; the outcome of litigation and regulatory proceedings to which we may be a party; actions of competitors; changes and developments affecting our industry; quarterly or cyclical variations in financial results; interest rates and cost of borrowing; any statements of expectation or belief; and other risk factors as set forth from time to time in Odyssey’s filings with the Securities and Exchange Commission. Many of these factors are beyond our ability to control or predict. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements, which reflect management’s views only as of the date hereof. We undertake no obligation to revise or update any of the forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements.